SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUS

AMERICAN GENERAL LIFE INSURANCE COMPANY

VARIABLE SEPARATE ACCOUNT

American Pathway Variable Annuity

Effective on or about May 3, 2021, the following Underlying Funds of the SunAmerica Series Trust (“SAST”) and American Funds Insurance Series (“AFIS”) have been renamed as indicated below. Accordingly, all references in the prospectus are replaced as follows:

Former Underlying Fund Name	New Underlying Fund Name	Managed By	Trust
SA Legg Mason BW Large Cap Value Portfolio	SA Franklin BW U.S. Large Cap Value Portfolio	Brandywine Global Investment Management, LLC	SAST
SA Legg Mason Tactical Opportunities Portfolio	SA Franklin Tactical Opportunities Portfolio	QS Investors, LLC	SAST
American Funds High-Income Bond Fund	American Funds American High-Income Trust	Capital Research and Management Company	AFIS
American Funds U.S. Government/AAA-Rated Securities Fund	American Funds U.S. Government Securities Fund	Capital Research and Management Company	AFIS

Effective on or about May 3, 2021, the following Target Underlying Fund has merged into the Acquiring Underlying Fund of the SunAmerica Series Trust (“SAST”) indicated below. Accordingly, all references in the prospectus to the Target Underlying Fund listed below are hereby replaced with corresponding Acquiring Underlying Fund, respectively.

Target Underlying Fund	Acquiring Underlying Fund	Managed By
SA Invesco VCP Equity-Income Portfolio	SA VCP Dynamic Strategy Portfolio	SunAmerica Asset Management, LLC and AllianceBernstein L.P.

Dated:  May 3, 2021

Please keep this Supplement with your prospectus.